Emerging Markets Growth Funds, Inc.SM Statement of Additional Information Supplement January 1, 2020 (for statement of additional information dated September 1, 2019, as supplemented to date)

1. The section under the heading “Investing through Stock Connect” in the “Description of certain securities, investment techniques and risks” section of the statement of additional information is amended to read as follows:

Investing through Stock Connect — The fund may invest in China A-shares of certain Chinese companies listed and traded on the Shanghai Stock Exchange and on the Shenzhen Stock Exchange (together, the “Exchanges”) through the Shanghai-Hong Kong Stock Connect Program and the Shenzhen-Hong Kong Stock Connect Program, respectively (together, “Stock Connect”). Stock Connect is a securities trading and clearing program developed by the Exchange of Hong Kong, the Exchanges and the China Securities Depository and Clearing Corporation Limited. Stock Connect facilitates foreign investment in the People’s Republic of China (“PRC”) via brokers in Hong Kong. Persons investing through Stock Connect are subject to PRC regulations and Exchange listing rules, among others. These could include limitations on or suspension of trading. These regulations are relatively new and subject to changes which could adversely impact the fund’s rights with respect to the securities. As Stock Connect is relatively new, there are no assurances that the necessary systems to run the program will function properly. Stock Connect is subject to aggregate and daily quota limitations on purchases and the fund may experience delays in transacting via Stock Connect. The fund’s shares are held in an omnibus account and registered in nominee name. Please also see the sections on risks relating to investing outside the U.S. and investing in emerging markets.

In addition to the risks described above under “Investing outside the U.S.,” “Investing in emerging markets,” and “Certain risk factors related to emerging markets,” investments in China — and in A shares, particularly — are subject to unique risks, including heightened exposure to currency fluctuations, less liquidity, and the potential for expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Such risks apply to investments in China whether made via Stock Connect or otherwise.

The A-share market is volatile with a risk of suspension of trading in securities or government intervention. The market for A shares can have a higher propensity for trading suspensions than other global equity markets, and any such suspensions could lead to greater market execution risk, valuation risks, liquidity risks and additional and unexpected costs for the fund. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend trading of their equity securities and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate. Reduced liquidity may make an investment in China A shares difficult to value accurately.

China A shares are also subject to a number of restrictions imposed by Chinese securities regulations and listing rules. Investments by foreign investors in A shares, in particular, are subject to various restrictions, regulations and limits. Due to such restrictions, regulations and limits, it is possible that the A-share quota available to the fund as a foreign investor may not be sufficient to meet the fund’s investment needs. In this case, the fund may seek alternative means of economic exposure to Chinese equities, including by purchasing other classes of securities or depositary receipts or by utilizing synthetic local access instruments, including participation notes, market access warrants and other similar structured investment vehicles. Any changes in laws, regulations and policies relating to the China A-share market or to Stock Connect may affect the prices of China A shares. Such risks are heightened by the developing state of China’s investment and banking systems in general. The evolving state of the Chinese equity market also subjects the settlement, clearing and registration of securities transactions to heightened risks.

2. The second paragraph in the “Disclosure of portfolio holdings” section of the statement of additional information is amended to read as follows:

Under these policies and procedures, the fund’s complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the fund’s website no earlier than the 10th day after such calendar quarter. In practice, the publicly disclosed portfolio is typically posted on the website within 30 days after the end of the calendar quarter. The publicly disclosed portfolio may exclude certain securities when deemed to be in the best interest of the fund as permitted by applicable regulations. In addition, summary reports containing information regarding the fund’s twenty largest equity holdings, dated as of the end of each calendar month, will be made available to all institutional shareholders no earlier than the tenth business day after the end of each month. Additionally, the fund’s complete list of portfolio holdings, dated as of the end of each calendar month, will be provided to shareholders and their respective service providers, upon their request, no earlier than the tenth business day after the end of such month. Shareholders may access this information on a website maintained by the fund’s transfer agent through a secure login, or they may request this information from the investment adviser. This information, however, may be disclosed earlier to affiliated persons of the fund (including the fund’s board members and officers, and certain personnel of the investment adviser and its affiliates) and certain service providers (such as the fund’s custodian and outside counsel) for legitimate business and oversight purposes.

Keep this supplement with your statement of additional information.

Lit. No. MFGEBS-391-0120O CGD/10149-S75935